Exhibit 10.11

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of September 26, 2018, by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and COMPASS THERAPEUTICS LLC and COMPASS THERAPEUTICS ADVISORS, INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 30, 2018 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Bank hereby waives any and all of Borrower’s violations of the Primary Depository covenant, as more particularly described in Section 6.6 of the Agreement (as in effect immediately prior to the effectiveness of this Amendment), occurring on or before the date of this Amendment for maintaining Cash outside Bank in excess of the amounts permitted thereunder.

2)	Section 2.5(c) of the Agreement is hereby amended and restated, as follows:

(c) Success Fee. Upon a Liquidity Event, Borrowers shall pay to Bank a fee of $1,050,000. Notwithstanding anything to the contrary in this Agreement, this Section 2.5(c) shall survive any termination of this Agreement; and

3)	Section 6.6 of the Agreement is hereby amended and restated, as follows:

6.6 Primary Depository. Borrower shall maintain all its depository and operating accounts with Bank and all its investment accounts with Bank or Bank’s affiliates. Notwithstanding the above, Borrower shall be permitted to maintain an aggregate amount not to exceed $250,000 in one or more accounts outside of Bank. Prior to maintaining any investment accounts with Bank’s affiliates, the applicable Borrower, Bank, and any such affiliate shall have entered into a securities account control agreement with respect to any such investment accounts, in form and substance reasonably satisfactory to Bank.

4)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

Compass Therapeutics LLC – 1st Amendment to LSA - Execution

5)	Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

6)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by each Borrower;

b)	payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

c)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Compass Therapeutics LLC – 1st Amendment to LSA - Execution

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMPASS THERAPEUTICS LLC

By:	/s/ Jeb Ledell
Name:	Jeb Ledell
Title:	Chief Operating Officer

COMPASS THERAPEUTICS ADVISORS, INC.

By:	/s/ Jeb Ledell
Name:	Jeb Ledell
Title:	Chief Operating Officer

PACIFIC WESTERN BANK

By:	/s/ Joseph Holmes Dague
Name:	Joseph Holmes Dague
Title:	Senior Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

Compass Therapeutics LLC – 1st Amendment to LSA - Execution

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